INVESTOR PRESENTATION APRIL 2019

Forward Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward- looking statements. Such forward-looking statements include, among other things, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Company's Quarterly Reports on Form 10-Q. 2

What are Anticalin® proteins?

A Novel Therapeutic Class with Favorable Drug-Like Properties

- Derived from lipocalins (human extracellular binding proteins)
  - TLC and NGAL lipocalins used as “templates” for drug development
- Engineerable binding pocket for robust target engagement
- Monomeric, monovalent, small size (~18 kDa vs 150kDa mAbs)
- Can be formulated for inhalable delivery
- Can be formatted into novel bi/multispecific constructs
- Broad IP position



Target
Anticalin Protein

Underpinned by a Powerful Drug Discovery Platform

- Highly diverse libraries (>10^{11}) of potential drug candidates…
- Automated high-throughput drug screening technology (phage display)…
- Extensive protein engineering know-how…
- …resulting in high hit rates, quick-to-development candidates

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Company Snapshot

Pipeline Highlights

- **PRS-060:** Inhaled IL4-Rα antagonist for moderate-to-severe asthma (partnered with AstraZeneca)
- **Next-generation respiratory:** Includes 4 discovery-stage inhaled therapeutics programs (2 proprietary, 2 partnered with AstraZeneca)
- **PRS-343:** 4-1BB/HER2 bispecific for solid tumors
- **PRS-344:** 4-1BB/PD-L1 bispecific (partnered with Servier)



Anchor Partnerships

- Validation through three anchor partnerships
- $120+M in upfront payments and milestones since January 2017
- Each partnership includes options for co-development & US-focused commercialization rights
- Value-driving opt-in for PRS-060 after phase 2a completion



Projected Inflection Points

- **Respiratory:** Co-developed (AstraZeneca) inhaled IL4-Rα antagonist (PRS-060) MAD phase 1 data, including FeNO reduction vs. placebo
- **IO:** Wholly-owned bispecific 4-1BB agonist (PRS-343) phase 1 data in 2019
- **IO:** 4-1BB/PD-L1 bispecific (PRS-344) IND in 2019



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Pipeline

RESPIRATORY							
CANDIDATE	TARGETS	PARTNER	COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
PRS-060	IL4-Rα	AstraZeneca	Pieris Worldwide Profit-Share Option				
Proprietary Programs	n.d.	n/a	Pieris Worldwide				
AstraZeneca Programs*	n.d.	AstraZeneca	Pieris Worldwide Profit-Share Option*				

*4 additional respiratory programs (2 active, 2 forthcoming) in collaboration with AstraZeneca, 2 of which carry co-development and co-commercialization options for Pieris

IMMUNO-ONCOLOGY							
CANDIDATE	TARGETS	PARTNER	COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
PRS-343	HER2/4-1BB	n/a	Pieris Worldwide				
	+ Anti-PD-L1	n/a	Pieris Worldwide				
PRS-344	PD-L1/4-1BB	SERVIER	Pieris U.S. Rights				
Servier Programs†	n.d.	SERVIER	Pieris U.S. Option†				
Proprietary IO Programs	n.d.	n/a	Pieris Worldwide				
Seattle Genetics Programs‡	n.d.	SeattleGenetics	Pieris U.S. Option‡				

†4 additional IO bispecific programs in collaboration with Servier, with Pieris retaining US rights for 2 of 5 programs

‡3 bispecific programs (1 active, 2 forthcoming) in collaboration with Seattle Genetics, with Pieris retaining US rights for 1 program

OTHER DISEASE AREAS							
CANDIDATE	TARGETS	PARTNER	COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
PRS-080	Hepcidin	ASKA	Major Markets Ex-ASKA Territories				

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Key Value Driver:
Unique Formatting of Anticalin Protein-Based Drugs



Building Blocks
Anticalin Protein
Antibody
Fc
Multispecific
Fc-Anticalin Proteins
Tetra'
Tri'
Bi'
Mono'
Pure
Anticalin Proteins
PRS-060
Multispecific
Antibody-Anticalin Proteins
PRS-343
PRS-344

Potent Multi-Target Engagement • Novel Inhaled and Multispecific MoA • Favorable Drug-like Properties

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Partnerships

AstraZeneca	SERVIER	SeattleGenetics®
• PRS-060 + 4 additional novel inhaled Anticalin protein programs • Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs • $57.5M upfront & 2017 milestone • ~$2.1B in milestone potential, plus double-digit royalties • AZ funds all PRS-060 development costs through post-phase 2a co-development opt-in decision • Access to complementary formulation and device know-how for inhaled delivery	• PRS-344: PD-L1/4-1BB antibody-Anticalin bispecific • 5-program deal (all bispecific fusion proteins) • Pieris retains option for full U.S. rights for 3 out of 5 programs • ~$31M upfront payment, ~$1.8B milestone potential ✓ Two preclinical milestones achieved for PRS-344 • Up to low double-digit royalties on non-co-developed products	• 3-program partnership based on tumor-localized costimulatory bispecific fusion proteins • Pieris retains opt-in rights for 50/50 global profit split and U.S. commercialization rights on one of the programs • $30M upfront payment, ~$1.2B milestone potential • Up to double-digit royalties on non-co-developed products

Strong Partners • Significant Cash Flow • Retained Commercial Rights

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Anticalin Technology Advantages: Differentiated Respiratory Platform Tear lipocalin (TLC) is abundant in human lung and permeates lung epithelium Very low predicted immunogenicity Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimes 8

PRS-060: IL-4Rα Antagonist Candidate PRS-060 Function/MoA Inhibiting IL4-Rα (disrupts IL‐4 & IL‐13 signaling) Indications Moderate-to-severe asthma Development Phase 1 multiple-ascending dose trial ongoing PRS-060 Co-development and U.S. co-commercialization Commercial Rights rights, including gross margin share 9

Moderate-to-Severe Asthma Market Opportunity U.S. EU asthma patients over 12 asthma patients over 12 19.0M years of age in the U.S. 19.0M47.8M years of age in the EU with moderate-to- 21.5M with moderate-to- 7.8M7.8M severe asthma (41%) severe asthma (45%) 3.1M3.1M uncontrolled (40%) 8.6M uncontrolled (40%) 1.9M high EOs (60%) 1.2M low EOs (40%) 5.2M high EOs (60%) 3.4M low EOs (40%) All numbers reflect 2016 estimates. Source: Artisan Healthcare Consulting analysis, including the following: CDC, Eurostat, Rabe (2004), Cazzoletti (2007), Colice (2012), Hekking (2015). 10

IL-4Ra: Best-in-Class Efficacy for Uncontrolled Asthma

Superior data on lung function improvement, exacerbation reduction and steroid-sparing effects across all indicated biologics therapies

Approved Intervention	FeNO	Exacerbation Rate	FEV_1
Anti-IL-4Rα (dupilumab)	**Stat. sig. reduction in all comers, normalizes in ~70% of FeNO high patients, no increase following ICS/LABA withdrawal**	**High EO: 67% reduction on label (87% in Phase II)**	**Significant Change: 0.25L-0.32L in high EO population**
Anti-IL-5 (benralizumab, mepolizumab, rezlizumab)	No change	51-53% on label for benralizumab and mepolizumab	Minimal change: 0.08L-0.16L
Anti-IgE (omalizumab)	No change	43% in post-approval pediatric study (not analyzed in registrational studies)	No change

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PRS-060 Potency Similar to that of Dupilumab PRS-060 reduces levels of pSTAT6, Eotaxin-3, TARC and MDC comparably to dupilumab IC [nM] IC [nM] IC [nM] IC [nM] Drug 50 50 50 50 pSTAT6 Eotaxin-3 TARC MDC PRS-060 1.3 2.1 1.3 2.0 Dupilumab 0.8 1.5 0.8 1.1 PRS‐060 Katerina Pardali et al. AZD1402/PRS-060, an inhaled Anticalin® IL4-Rα antagonist, potently inhibits IL-4 induced functional effects in human whole blood, which can be employed translationally in clinical studies. Poster presented at: European Respiratory Society International Congress 2018; 2018 Sep 19; Munich, Germany. PRS‐060 12

FeNO is a Validated Biomarker in Allergic Asthma Interventions Elevated fractional exhaled nitric oxide (FeNO) is a marker of allergic asthma Biologics that have demonstrated a meaningful reduction in FeNO (dupilumab, tezepelumab) have subsequently produced clinically- Nitric Oxide significant improvements in lung function and superior exacerbation improvements versus drugs that had no on effect FeNO We are exploring FeNO reduction versus placebo in a multi-dose ascending phase 1 study of PRS-060 Positive FeNO data from this study would Normal epithelial cells During airway inflammation, activated support continued development to assess the release minimal NO epithelial cells increase production of potential to improve lung function (FEV1) in NO uncontrolled asthmatics 13

PRS-060 Phase I Single Ascending Trial TRIAL DATA Safe and well-tolerated at all dose Healthy volunteers levels (0.25mg to 400mg) with no SAEs reported or ADAs detected PK profile showed slow & Initiated in December 2017 prolonged absorption into systemic circulation after inhalation Study completed in 2018 Dose-dependent inhibition of systemic pSTAT6 confirms robust target engagement Pieris was the trial sponsor, with AstraZeneca reimbursing Pieris for Presenting poster at ATS 2019 all associated costs 14

PRS-060 Phase I Multiple Ascending Dose Trial Ascertain PK/PD with a reliable biomarker to confirm local target engagement and Strategic Objectives inform Phase II dosage regimen Dosing patients with mild asthma with elevated FeNO levels (>35 ppb), to receive Trial Design Highlights inhaled PRS-060 or pbo b.i.d.* over a 10-day period *q.d. on Day 10 Initiated in July 2018 Evaluating safety, tolerability, PK, PD and will also evaluate FeNO reduction vs. placebo Measuring safety, tolerability and FeNO changes days 1-10,17 and 40 Pieris is sponsoring the trial, AstraZeneca is reimbursing Pieris for all associated costs Data will be presented at an upcoming medical conference 15

PRS-343: 4-1BB/HER2 Bispecific HER2-Targeting Candidate PRS-343 Antibody Tumor-targeted 4-1BB agonism, HER2 Function/MoA antagonism Indications HER2+ solid tumors Development Phase 1 ongoing Commercial Rights Fully proprietary 4-1BB-Targeting Anticalin Proteins 16

4-1BB (CD137): Validated Target in Need of Appropriate Drug

- Marker for tumor-specific T cells in TME
- Ameliorates T-cell exhaustion & critical for T-cell expansion
- Drives anti-tumor cytolytic activity
- Drives central memory T-cell phenotype

Systemically agonizing 4-1BB mAb (urelumab) has shown clinical activity yet caused significant toxicity



HER2+
Tumor Cell
Tumor-Specific
T Cell
PRS-343
HER2-Targeting
Antibody
4-1BB-Targeting
Anticalin Proteins

PRS-343 was designed for TME-specific 4-1BB activation*

*4-1BB *trimerization* required for activation

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PRS-343 Shows Localized Activity and Differentiation in Humanized Mouse Model CD8+ Proliferation in TME Peripheral CD8+ Proliferation Systemic Toxicity PRS-343 Yes No No 4-1BB mAb No Yes Yes Isotype Control No No No CD8+ Proliferation in TMEPeripheral CD8+ Proliferation Systemic Toxicity hCD3 hCD4 hCD8 Plot 100μg PRS-343 100 CD3 CD4 CD8 100μg anti-4-1BB 100µg 30 CD45 20 PRS-343 + mAb 10 % CD8 Frequency [%] Frequency 0 of 100μ IgG4 isotype CD45+ 30 CD3 CD4 CD8 ctrl 100µg CD45 50 20 Isotype Ctrl 10 Frequency [%] Frequency 0 Percent Survival Percent 30 CD3 CD4 CD8 CD45 100µg 20 Anti-4-1BB 10 Frequency[%] 0 0 10 20 30 40 Experimental Design: • SKOV-3 tumor cells grafted onto immune-deficient mice and grown to predetermined volume • Human PBLs + control or PBLs + PRS-343 administered 18

Anticalin Technology Advantages: Well-Equipped for Targeted IO Agonism



A Varied Immune Synapse...
...Does Not Materially Impact Target Engagement...
...But Impacts Efficacy
~15nm
C-terminal Heavy chain fusion
~8nm
C-terminal Light chain fusion
~5nm
N-terminal Heavy chain fusion
~5nm
N-terminal Light chain fusion
CD137 binding
Her-2 binding
RFU
Drug conc [nM]
IL-2 [pg/mL]
concentration [nM]
ctrl
Construct A
Construct B
construct C
construct D
Stand-alone building block affinity
Bispecific-based building block affinity

The Natural Immune Synapse



13.4 nm
TNFRSL
(e.g. 4-1BB Ligand)
TNFRS
(e.g. 4-1BB)

Efficacy Experimental Design



IL-2
IFN-g
T Cell
Activation
Signal 1
Signal 2
4-1BB/HER-2 bispecific
4-1BB
HER-2
a-CD3 Antibody
Culture Dish
HER-2+ Tumor Cell

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PRS-343 Phase 1 Escalation and Expansion Trials First patient dosed September 2017 Bladder Enrolling patients with HER2+ solid tumors Dose-escalation trial ongoing; expansion initiation pending positive escalation data Gastric Comprehensive PK, safety, tolerability and biomarker data in 2019 Other(s) First patient dosed in combination with atezolizumab (Tecentriq®) in August 2018 (drug supply agreement with Roche) ESCALATION      MD Anderson Cancer Center 20

PRS-344: 4-1BB/PD-L1 Bispecific PD-L1-Targeting Candidate PRS-344 Antibody Function/MoA Localized 4-1BB agonism with PD-L1 antagonism Indications N.D. Development 2019 IND expected (in co-dev with Servier) Opt-in for co-development with full U.S. Commercial Rights commercial rights; royalty on ex-U.S. sales 4-1BB-Targeting Anticalin Proteins 21

PRS-344 Drives Synergistic IO Biology

- Combines the benefits of tumor-localized 4-1BB agonism with PD-L1 blockade
- Pan-tumor opportunity
- Publications support preclinical rationale of the combination, as evidenced below:

Synergistic Response of PD-1+4-1BB Combination Demonstrated In Preclinical Models



PD-L1 Targeting Antibody
4-1BB-Targeting Anticalin Proteins



IgG
0/8 tumor free
0/8 PR
αPD1
0/8 tumor free
1/8 PR
α41BB
0/8 tumor free
5/8 PR
αPD1 + α41BB
4/9 tumor free
2/9 PR
tumor size (mm²)
250
200
150
100
50
0
0
10
20
days
CD8⁺
TIL
LN
IgG
anti-PD1
anti-41BB
anti-PD1
anti-41BB
36.0
49.3
6.09
8.62
38.8
6.03
50.4
4.74
30.7
12.9
50.0
6.39
55.1
11.5
30.3
3.10
56.9
22.2
17.5
3.43
MitoFM
2NBDG

Adapted Menk *et al.* JEM (2018)

PD-1+4-1BB combo demonstrates robust preclinical anti-tumor activity

4-1BB agonism enhances mitochondrial function in T cells

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Financial Overview (As of 12/31/18) $128.1 M $0.0 54.2 M Cash & Cash Debt CSO Equivalents $120+ M non-dilutive capital since January 2017 23

Scientific and Clinical Advisory Boards

SCIENTIFIC ADVISORY BOARD: ONCOLOGY

- E. John Wherry, PhD
  University of Pennsylvania
- Vijay Kuchroo DVM, PhD
  Harvard Medical School
- Michael Curran, PhD
  MD Anderson Cancer Center
- Dario Vignali, PhD
  University of Pittsburgh
- Padmanee Sharma, PhD
  MD Anderson Cancer Center

SCIENTIFIC ADVISORY BOARD: RESPIRATORY

- Gary Anderson, PhD
  University of Melbourne
- Peter Barnes, FRS
  Imperial College
- Bruce Levy, MD
  Harvard University, Brigham and Women's Hospital
- Fan Chung, MD, DSc
  Imperial College
- Ian Adcock, PhD
  Imperial College
- Oliver Eickelberg, MD
  University of Denver
- Sally Wenzel, MD
  University of Pittsburgh Medical Center

CLINICAL ADVISORY BOARD: ONCOLOGY

- Sandra Swain, MD
  Georgetown University Cancer Center
- Noah Hahn, MD
  Johns Hopkins University School of Medicine
- David Ilson, MD, PhD
  Memorial Sloan-Kettering Cancer Center, Weill Cornell Medical College
- Funda Meric-Bernstam, MD, PhD
  Institute for Personalized Cancer Therapy, MD Anderson Cancer Center
- Mario Sznol, MD
  Yale University

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Pieris Pharmaceuticals 255 State Street Lise-Meitner-str. 30 Boston, MA 02109 85254 Freising USA Germany IR: kelman@pieris.com BD: niemeier@pieris.com NASDAQ: PIRS www.pieris.com